Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces Third Quarter 2023 Financial Results

November 6, 2023 - CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCCS), a leading SaaS platform for the P&C insurance economy, today announced its financial results for the three months ended September 30, 2023.

“CCC delivered strong third quarter results, highlighted by 11% year-over-year revenue growth, 19% year-over-year adjusted EBITDA growth, and an adjusted EBITDA margin of 42%. Our solid performance reflects positive momentum across our business from continuing to deliver new, high-ROI solutions that improve the operating efficiency and consumer experience of our customers’ mission-critical workflows,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“Our goal at CCC is the digitization of the entire automobile accident supply chain – from first notice of loss through subrogation – by seamlessly integrating artificial intelligence, connected networks, and digital engagement,” continued Ramamurthy. “Our strong innovation velocity and balanced growth algorithm reinforce our confidence in our long-term growth outlook.”

Third Quarter 2023 Financial Highlights

Revenue

•
Total revenue was $221.1 million for the third quarter of 2023, an increase of 11% from $198.7 million for the third quarter of 2022.

Profitability

•
GAAP gross profit was $163.1 million, representing a gross margin of 74%, for the third quarter of 2023, compared with $145.6 million, representing a gross margin of 73%, for the third quarter of 2022. Adjusted gross profit was $172.1 million, representing an adjusted gross profit margin of 78%, for the third quarter of 2023, compared with $154.1 million, representing an adjusted gross profit margin of 78%, for the third quarter of 2022.
•
GAAP operating income was $16.6 million for the third quarter of 2023, compared with GAAP operating income of $17.1 million for the third quarter of 2022. Adjusted operating income was $82.7 million for the third quarter of 2023, compared with adjusted operating income of $71.1 million for the third quarter of 2022.
•
GAAP net loss was $21.2 million for the third quarter of 2023, compared with GAAP net income of $9.8 million for the third quarter of 2022. Adjusted net income was $57.2 million for the third quarter of 2023, compared with adjusted net income of $46.6 million for the third quarter of 2022.
•
Adjusted EBITDA was $92.9 million for the third quarter of 2023, compared with adjusted EBITDA of $78.1 million for the third quarter of 2022. Adjusted EBITDA grew 19% in the third quarter of 2023 compared with the third quarter of 2022.

Liquidity

•
CCC had $448.7 million in cash and cash equivalents and $786.0 million of total debt on September 30, 2023. The Company generated $60.5 million in cash from operating activities and had free cash flow of $46.4 million during the third quarter of 2023, compared with $30.8 million generated in cash from operating activities and $17.4 million in free cash flow in the third quarter of 2022.

The information presented above includes non-GAAP financial measures such as “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” and “free cash flow.” Refer to “Non-GAAP Financial Measures” for a discussion of these measures and reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

3rd Quarter and Recent Business Highlights

•
CCC recently introduced Repair Cost Predictor and Mobile Jumpstart, AI-driven solutions that help address the tight labor challenges facing repair facilities in writing estimates for damaged vehicles. Repair Cost Predictor is a new AI-powered feature within Engage that allows consumers who are shopping for a repair to upload photos of their damaged vehicle and receive a predicted range for the cost of repair in seconds. The consumer can then book an appointment for an estimate or directly schedule a repair, giving repair facilities the capability to efficiently capture and convert digital leads, even after hours. The photos and predictions are seamlessly integrated into CCC ONE®, further enhancing the repair facilities’ ability to service their customers. Mobile Jumpstart is a new feature within our CCC ONE® Estimating-IQ solution that helps estimators significantly reduce the time it takes to prepare estimates by leveraging their mobile phones. In early usage, Mobile Jumpstart is reducing the average time to complete an initial estimate from about half an hour to a few minutes or less.

•
CCC recently took two steps to help collision repair facilities improve their digital engagement with consumers. The first was the integration of CCC® Engage into Google Business Profiles, Search, and Maps to facilitate direct consumer scheduling of repair appointments with collision repairers. The second was a new solution, named CCC® Amplify, that enables repair facilities to quickly and easily set up a modern, professional-looking website with deep integration to CCC® ONE.
•
CCC is a leader in the Casualty solutions market and recently launched CCC® Impact Dynamics, a new computer vision AI technology for Casualty claims that can predict potential physical injuries to the occupants of a vehicle involved in an accident based on photos of the damaged vehicles. A top-5 auto insurer and long-time customer of CCC’s Automobile Physical Damage solutions has contracted for Impact Dynamics, the insurer’s first Casualty solution from CCC.

Business Outlook

Based on information as of today, November 6, 2023, the Company is issuing the following financial guidance:

Fourth Quarter Fiscal 2023	Full Year Fiscal 2023

Revenue	$221.5 million to $223.5 million	$859 million to $861 million
Adjusted EBITDA	$92 million to $94 million	$345 million to $347 million

Conference Call Information

CCC will host a conference call today, November 6, 2023, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc., a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading SaaS platform for the multi-trillion-dollar P&C insurance economy powering operations for insurers, repairers, automakers, part suppliers, lenders, and more. CCC cloud technology connects more than 35,000 businesses digitizing mission-critical workflows, commerce, and customer experiences. A trusted leader in AI, IoT, customer experience, network and workflow management, CCC delivers innovations that keep people’s lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions and products; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; currency fluctuations; our reliance on third-party data, technology and intellectual property; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director, Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	September 30,	December 31,
	2023	2022
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$448,733	$323,788
Accounts receivable—Net of allowances of $5,052 and $5,339 as of September 30, 2023 and December 31, 2022, respectively	117,799	98,353
Income taxes receivable	407	4,015
Deferred contract costs	16,994	16,556
Other current assets	29,814	36,358
Total current assets	613,747	479,070
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	158,189	146,443
OPERATING LEASE ASSETS	31,061	32,874
INTANGIBLE ASSETS—Net	1,039,555	1,118,819
GOODWILL	1,417,724	1,495,129
DEFERRED FINANCING FEES, REVOLVER—Net	1,825	2,286
DEFERRED CONTRACT COSTS	19,579	20,161
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	49,875	45,911
TOTAL	$3,341,783	$3,350,921
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$18,235	$27,599
Accrued expenses	61,005	71,445
Income taxes payable	9,537	922
Current portion of long-term debt	8,000	8,000
Current portion of long-term licensing agreement—Net	3,013	2,876
Operating lease liabilities	6,879	5,484
Deferred revenues	41,885	35,239
Total current liabilities	148,554	151,565
LONG-TERM DEBT—Net	769,136	774,132
DEFERRED INCOME TAXES—Net	200,913	241,698
LONG-TERM LICENSING AGREEMENT—Net	28,475	30,752
OPERATING LEASE LIABILITIES	51,669	54,245
WARRANT LIABILITIES	81,808	36,405
OTHER LIABILITIES	2,246	2,658
Total liabilities	1,282,801	1,291,455
COMMITMENTS AND CONTINGENCIES (Notes 19 and 20)
MEZZANINE EQUITY:
Redeemable non-controlling interest	15,504	14,179
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 634,633,179 and 622,072,905 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	63	62
Additional paid-in capital	2,868,881	2,754,055
Accumulated deficit	(824,308)	(707,946)
Accumulated other comprehensive loss	(1,158)	(884)
Total stockholders’ equity	2,043,478	2,045,287
TOTAL	$3,341,783	$3,350,921

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(In thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
REVENUES	$221,147	$198,734	$637,777	$578,342
COST OF REVENUES
Cost of revenues, exclusive of amortization and impairment of acquired technologies	51,459	46,379	153,954	135,174
Amortization of acquired technologies	6,567	6,748	19,897	20,193
Impairment of acquired technologies	—	—	431	—
Total cost of revenues	58,026	53,127	174,282	155,367
GROSS PROFIT	163,121	145,607	463,495	422,975
OPERATING EXPENSES:
Research and development	43,532	40,273	127,891	114,711
Selling and marketing	35,605	30,838	105,072	88,731
General and administrative	49,471	39,376	137,477	123,093
Amortization of intangible assets	17,942	18,066	54,030	54,212
Impairment of goodwill	—	—	77,405	—
Impairment of intangible assets	—	—	4,906	—
Total operating expenses	146,550	128,553	506,781	380,747
OPERATING INCOME (LOSS)	16,571	17,054	(43,286)	42,228
INTEREST EXPENSE	(14,633)	(10,501)	(42,480)	(25,786)
INTEREST INCOME	5,165	—	12,447	—
CHANGE IN FAIR VALUE OF DERIVATIVE INSTRUMENTS	(446)	5,991	563	5,991
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	(26,223)	312	(45,403)	23,452
GAIN ON SALE OF COST METHOD INVESTMENT	—	9	—	3,587
OTHER INCOME—Net	182	382	551	576
PRETAX (LOSS) INCOME	(19,384)	13,247	(117,608)	50,048
INCOME TAX (PROVISION) BENEFIT	(1,818)	(3,452)	1,246	(12,714)
NET (LOSS) INCOME INCLUDING NON-CONTROLLING INTEREST	(21,202)	9,795	(116,362)	37,334
LESS: ACCRETION OF REDEEMABLE NON-CONTROLLING INTEREST	(1,010)	—	(1,325)	—
NET (LOSS) INCOME ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$(22,212)	$9,795	$(117,687)	$37,334
Net (loss) income per share attributable to common stockholders:
Basic	$(0.04)	$0.02	$(0.19)	$0.06
Diluted	$(0.04)	$0.02	$(0.19)	$0.06
Weighted-average shares used in computing net (loss) income per share attributable to common stockholders:
Basic	624,976,557	609,421,073	620,841,922	606,181,316
Diluted	624,976,557	643,582,922	620,841,922	642,208,622
COMPREHENSIVE (LOSS) INCOME:
Net (loss) income including non-controlling interest	(21,202)	9,795	(116,362)	37,334
Other comprehensive (loss) income—Foreign currency translation adjustment	(23)	(510)	(274)	(804)
COMPREHENSIVE (LOSS) INCOME INCLUDING NON-CONTROLLING INTEREST	(21,225)	9,285	(116,636)	36,530
Less: accretion of redeemable non-controlling interest	(1,010)	—	(1,325)	—
COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$(22,235)	$9,285	$(117,961)	$36,530

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Nine Months Ended
	September 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(116,362)	$37,334
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	28,025	20,155
Amortization of intangible assets	73,927	74,405
Impairment of goodwill and intangible assets	82,742	—
Deferred income taxes	(40,785)	(53,061)
Stock-based compensation	104,471	80,769
Amortization of deferred financing fees	1,295	1,424
Amortization of discount on debt	170	196
Change in fair value of derivative instruments	(563)	(5,991)
Change in fair value of warrant liabilities	45,403	(23,452)
Non-cash lease expense	1,232	3,076
Loss on disposal of software, equipment and property	—	795
Gain on sale of cost method investment	—	(3,587)
Other	171	101
Changes in:
Accounts receivable—Net	(19,340)	(19,532)
Deferred contract costs	(438)	(719)
Other current assets	6,727	12,321
Deferred contract costs—Non-current	582	3,299
Other assets	(3,572)	(18,227)
Operating lease assets	581	1,623
Income taxes	12,223	10,029
Accounts payable	(9,368)	2,466
Accrued expenses	(9,335)	(2,664)
Operating lease liabilities	(1,181)	(4,687)
Deferred revenues	6,646	2,557
Other liabilities	(113)	(192)
Net cash provided by operating activities	163,138	118,438
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(43,187)	(38,844)
Acquisition of Safekeep, Inc., net of cash acquired	—	(32,242)
Proceeds from sale of cost method investment	—	3,901
Net cash used in investing activities	(43,187)	(67,185)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	23,051	22,814
Proceeds from employee stock purchase plan	4,761	3,197
Payments for employee taxes withheld upon vesting of equity awards	(16,429)	(5,005)
Principal payments on long-term debt	(6,000)	(6,000)
Net cash provided by financing activities	5,383	15,006
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(389)	(650)
NET CHANGE IN CASH AND CASH EQUIVALENTS	124,945	65,609
CASH AND CASH EQUIVALENTS:
Beginning of period	323,788	182,544
End of period	$448,733	$248,153
NONCASH INVESTING AND FINANCING ACTIVITIES:
Noncash purchases of software, equipment, and property	$1,923	$—
Contingent consideration related to business acquisition	$—	$200
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$40,983	$24,150
Cash paid for income taxes—Net	$27,316	$55,526

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(amounts in thousands, except percentages)	2023	2022	2023	2022
Gross Profit	$163,121	$145,607	$463,495	$422,975
Amortization of acquired technologies	6,567	6,748	19,897	20,193
Stock-based compensation and related employer payroll tax	2,432	1,765	6,906	4,378
Impairment of acquired technologies	—	—	431	—
Adjusted Gross Profit	$172,120	$154,120	$490,729	$447,546
Gross Profit Margin	74%	73%	73%	73%
Adjusted Gross Profit Margin	78%	78%	77%	77%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2023	2022	2023	2022
Operating expenses	$146,550	$128,553	$506,781	$380,747
Amortization of intangible assets	(17,942)	(18,066)	(54,030)	(54,212)
Impairment of goodwill	—	—	(77,405)	—
Impairment of intangible assets	—	—	(4,906)	—
Stock-based compensation expense and related employer payroll tax	(37,778)	(27,800)	(100,577)	(78,496)
Plaintiff litigation costs	(1,396)	—	(3,918)	—
M&A and integration costs	—	(6)	—	(1,761)
Lease overlap costs	—	—	—	(1,222)
Lease abandonment	—	—	—	(1,338)
Business Combination transaction and related costs	—	(101)	—	(1,156)
Income related to divestiture, net	—	471	—	418
Adjusted operating expenses	$89,434	$83,051	$265,945	$242,980

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2023	2022	2023	2022
Operating income (loss)	$16,571	$17,054	$(43,286)	$42,228
Amortization of intangible assets	17,942	18,066	54,030	54,212
Amortization of acquired technologies—Cost of revenue	6,567	6,748	19,897	20,193
Impairment of acquired technologies—Cost of revenue	—	—	431	—
Impairment of goodwill	—	—	77,405	—
Impairment of intangible assets	—	—	4,906	—
Stock-based compensation expense and related employer payroll tax	40,210	29,565	107,483	82,874
Plaintiff litigation costs	1,396	—	3,918	—
M&A and integration costs	—	6	—	1,761
Lease overlap costs	—	—	—	1,222
Lease abandonment	—	—	—	1,338
Business Combination transaction and related costs	—	101	—	1,156
Income related to divestiture, net	—	(471)	—	(418)
Adjusted operating income	$82,686	$71,069	$224,784	$204,566

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2023	2022	2023	2022
Net (loss) income	$(21,202)	$9,795	$(116,362)	$37,334
Interest expense	14,633	10,501	42,480	25,786
Interest income	(5,165)	—	(12,447)	—
Income tax (benefit) provision	1,818	3,452	(1,246)	12,714
Amortization of intangible assets	17,942	18,066	54,030	54,212
Amortization of acquired technologies—Cost of revenue	6,567	6,748	19,897	20,193
Depreciation and amortization of software, equipment and property	2,117	2,427	6,531	7,834
Depreciation and amortization of software, equipment and property—Cost of revenue	7,942	4,238	21,494	12,321
EBITDA	24,652	55,227	14,377	170,394
Stock-based compensation expense and related employer payroll tax	40,210	29,565	107,483	82,874
Impairment of acquired technologies—Cost of revenue	—	—	431	—
Impairment of goodwill	—	—	77,405	—
Impairment of intangible assets	—	—	4,906	—
Change in fair value of derivative instruments	446	(5,991)	(563)	(5,991)
Plaintiff litigation costs	1,396	—	3,918	—
Change in fair value of warrant liabilities	26,223	(312)	45,403	(23,452)
M&A and integration costs	—	6	—	1,761
Lease overlap costs	—	—	—	1,222
Lease abandonment	—	—	—	1,338
Business Combination transaction and related costs	—	101	—	1,156
Income related to divestiture, net	—	(471)	—	(418)
Gain on sale of cost method investment	—	(9)	—	(3,587)
Adjusted EBITDA	$92,927	$78,116	$253,360	$225,297
Adjusted EBITDA Margin	42%	39%	40%	39%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2023	2022	2023	2022
Net (loss) income	$(21,202)	$9,795	$(116,362)	$37,334
Amortization of intangible assets	17,942	18,066	54,030	54,212
Amortization of acquired technologies—Cost of revenue	6,567	6,748	19,897	20,193
Impairment of acquired technologies—Cost of revenue	—	—	431	—
Impairment of goodwill	—	—	77,405	—
Impairment of intangible assets	—	—	4,906	—
Stock-based compensation expense and related employer payroll tax	40,210	29,565	107,483	82,874
Change in fair value of derivative instruments	446	(5,991)	(563)	(5,991)
Plaintiff litigation costs	1,396	—	3,918	—
Change in fair value of warrant liabilities	26,223	(312)	45,403	(23,452)
M&A and integration costs	—	6	—	1,761
Lease overlap costs	—	—	—	1,222
Lease abandonment	—	—	—	1,338
Business Combination transaction and related costs	—	101	—	1,156
Income related to divestiture, net	—	(471)	—	(418)
Gain on sale of cost method investment	—	(9)	—	(3,587)
Tax effect of adjustments	(14,421)	(10,894)	(45,054)	(34,193)
Adjusted net income	$57,161	$46,604	$151,494	$132,449
Adjusted net income per share attributable to common stockholders:
Basic	$0.09	$0.08	$0.24	$0.22
Diluted	$0.09	$0.07	$0.23	$0.21
Weighted average shares outstanding:
Basic	624,976,557	609,421,073	620,841,922	606,181,316
Diluted	657,570,205	643,582,922	652,296,866	642,208,622

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2023	2022	2023	2022
Net cash provided by operating activities	$60,506	$30,753	$163,138	$118,438
Less: Purchases of software, equipment, and property	(14,103)	(13,375)	(43,187)	(38,844)
Free Cash Flow	$46,403	$17,378	$119,951	$79,594